EXHIBIT 10.77







                                HANOVER DIRECT

                         SAVINGS AND RETIREMENT PLAN

                             AMENDED AND RESTATED

                              AS OF JULY 1, 1999



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                                TABLE OF CONTENTS

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ARTICLE I         DEFINITIONS...............................................................1

ARTICLE II        PARTICIPATION AND ENTRY DATE..............................................8

        2.01.  Initial Eligibility..........................................................8

        2.02.  Plan Participation...........................................................8

        2.03.  Re-employment................................................................8

        2.04.  Change in Status.............................................................8

ARTICLE III       CONTRIBUTIONS.............................................................9

        3.01.  Salary Deferral Contributions................................................9

        3.02.  After-Tax Contributions......................................................9

        3.03.  Method of Contribution.......................................................9

        3.04.  Matching Employer Contributions.............................................10

        3.05.  Discretionary Employer Contributions........................................10

        3.06.  Non-Discrimination Test.....................................................11

        3.07.  Forfeitures.................................................................16

        3.08.  Maximum Contributions.......................................................17

        3.09.  Time of Payment.............................................................17

        3.10.  Annual Additions Limitation.................................................17

        3.11.  Return of Contribution......................................................19

        3.12.  Rollover Contributions......................................................19

ARTICLE IV        ADMINISTRATION OF FUNDS..................................................22

        4.01.  Investment of Funds.........................................................22

        4.02.  Investment Elections........................................................23

        4.03.  Change of Elections.........................................................23

        4.04.  Restrictions on Changes.....................................................23

        4.05.  Valuation of Assets.........................................................23

        4.06.  Voting of Shares............................................................23

        4.07.  Tender Offer Procedure......................................................23

        4.08.  ERISA Section 404(c) Plan...................................................24

        4.09.  Confidentiality.............................................................24

        4.10.  Fiduciary Designation.......................................................24

ARTICLE V         RETIREMENT BENEFITS......................................................26
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                                TABLE OF CONTENTS


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        5.01.  Normal Retirement Benefit...................................................26

        5.02.  Deferred Retirement Benefit.................................................26

        5.03.  Disability Retirement Benefit...............................................26

        5.04.  Payment of Benefits.........................................................26

        5.05.  Additional Allocations on Retirement........................................27

        5.06.  Crediting of Investment Earnings............................................27

        5.07.  Company Stock...............................................................27

ARTICLE VI        DEATH BENEFITS...........................................................28

        6.01.  Death Benefits..............................................................28

        6.02.  Additional Allocations on Death.............................................28

        6.03.  Beneficiary Designation.....................................................28

ARTICLE VII       VESTING AND SEPARATION FROM SERVICE......................................30

        7.01.  Vesting of Accounts.........................................................30

        7.02.  Payment of Benefits.........................................................30

        7.03.  Reemployment After Distribution and Restoration Contributions...............31

ARTICLE VIII      WITHDRAWALS AND LOANS....................................................32

        8.01.  Withdrawals While Employed..................................................32

        8.02.  Loans.......................................................................33

ARTICLE IX        ADMINISTRATION...........................................................35

        9.01.  Plan Administrator..........................................................35

        9.02.  Administrative Procedures...................................................35

        9.03.  Other Plan Administrator....................................................35

        9.04.  Special Administrative Matters .............................................35

        9.05.  Claims Procedures...........................................................36

        9.06.  Expenses....................................................................36

ARTICLE X         AMENDMENT, TERMINATION AND MERGERS.......................................38

        10.01. Amendment...................................................................38

        10.02. Plan Termination............................................................39

        10.03. Permanent Discontinuance of Employer Contributions..........................39

        10.04. Suspension of Employer Contributions........................................39

        10.05. Mergers and Consolidations of Plans.........................................40
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                                TABLE OF CONTENTS


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ARTICLE XI        MISCELLANEOUS PROVISIONS.................................................41

        11.01. Non-Alienation of Benefits..................................................41

        11.02. No Contract of Employment...................................................42

        11.03. Severability of Provisions..................................................42

        11.04. Heirs, Assigns and Personal Representatives.................................42

        11.05. Headings and Captions.......................................................42

        11.06. Gender and Number...........................................................42

        11.07. Funding Policy..............................................................42

        11.08. Title to Assets.............................................................42

        11.09. Payment to Minors, etc......................................................43

        11.10. Military Service............................................................43

        11.11. Forms.......................................................................43

        11.12  Situs.......................................................................43

ARTICLE XII       TOP-HEAVY PROVISIONS.....................................................44

        12.01. Top-Heavy Plan..............................................................44

        12.02. Minimum Contributions or Benefits...........................................47

        12.03. Adjustment to Maximum Benefits..............................................48

        12.04. Minimum Vesting.............................................................48

        12.05. Discontinuance of Article...................................................49

 SCHEDULE A:  EFFECTIVE DATES..............................................................48

APPENDIX A:  ADOPTING EMPLOYERS............................................................49
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                                     -iii-

                  HANOVER DIRECT SAVINGS AND RETIREMENT PLAN

                             AMENDED AND RESTATED

                              AS OF JULY 1, 1999

         WHEREAS, Hanover Direct, Inc. (hereinafter sometimes referred to as the "Company") has previously adopted the Hanover Direct Savings and Retirement Plan, as amended and restated as of July 1, 1999; and

         WHEREAS, the Company desires to amend the Plan to reflect tax law changes that became effective since the last restatement of the Plan and to reflect various plan design changes adopted by the Company's Board of Directors;

         NOW, THEREFORE, the Company hereby amends and restates the Plan, effective July 1, 1999 except as otherwise provided herein, as follows:



                                  ARTICLE I

                                 DEFINITIONS

         1.01. "Account" shall mean with respect to a Participant all of the various accounts maintained to define such Participant's proportionate interest in the Trust Fund as follows:

         (a) A "Salary Deferral Contribution Account" shall be maintained for each Participant which includes the Salary Deferral Contributions made on behalf of the Participant, and the appreciation or depreciation of the investments allocated to that Account and the income earned on such investments.

         (b) An "After-Tax Contribution Account" shall be maintained for each Participant who has made After-Tax Contributions to the Plan. The After-Tax Contribution Account includes the Participant's After-Tax Contributions, and the appreciation or depreciation of the investments allocated to that Account and the income earned on such investments.

         (c) A "Matching Employer Contribution Account" shall be maintained for each Participant which reflects the Matching Employer Contributions allocated to the Participant and the appreciation or depreciation of the investments allocated to that Account and the income earned on such investments.

         (d) A "Discretionary Employer Contribution Account" shall be maintained for each Participant which reflects the Discretionary Employer Contributions allocated to the Participant and the appreciation or depreciation of the investments allocated to that Account and the income earned on such investments.

         (e) A "Rollover Contribution Account" shall be maintained for each Participant which reflects any rollover contribution made in accordance with Section 3.15 and the appreciation or depreciation of the investments allocated to that Account and the income earned on such investments.

         1.02. "Affiliated Organization" shall mean (i) any corporation on or after the date it becomes a member of a controlled group of corporations which includes the Company, as determined under the provisions of Section 414(b) of the Code, (ii) any trade or business, whether or not incorporated, on or after it comes under common control with the Company, as determined under Section 414(c) of the Code, (iii) any organization which is an affiliated service organization within the meaning of Section 414(m) of the Code, and (iv) any other entity required to be aggregated pursuant to regulations under Section 414(o) of the Code.

         1.03. "Age" or "age" shall mean the chronological age attained by the Participant at his most recent birthday or as of such other date of reference as set forth in this Plan.

         1.04. "Board of Directors" shall mean the board of directors of the Company.

         1.05. "Break-in-Service" shall mean a plan Year during which an Employee has not completed more than five hundred (500) Hours of Service. For purposes of determining whether there has been a Break-in-Service an Employee shall be credited with Hours of Service for the period during which he or she is on a leave of absence pursuant to the Family and Medical Leave Act of 1993 as follows: (a) the Employee shall be credited with the number of Hours of Service he would normally be credited with but for the absence (or if the Employee's normal Hours of Service cannot be determined, eight Hours of Service for each day of the absence), (b) the total number of Hours of Service credited for the absence shall not exceed 501, and (c) the Hours of Service credited for the absence shall be credited to the Plan Year in which the absence begins if the Employee would be prevented from incurring a Break-in-Service in that Plan Year solely because of the crediting of Hours of Service in accordance with clauses (a) and (b) of this definition, or in any other case, the immediately following Plan Year.

         1.06. "Code" means the Internal Revenue Code of 1986 as the same presently exists, and as it may hereafter be amended or clarified by regulations, rulings, notices or other publications of the Internal Revenue Service having legal effect.

         1.07. "Compensation" shall mean, for any applicable period, the W-2 earnings of a Participant including bonuses, overtime, commissions and any Salary Deferral Contribution made on behalf of the Participant under this Plan, and any contributions made by salary reduction to a plan established in accordance with Section 125, 129 or 132(f) of the Code. Compensation shall exclude premiums paid to a life insurance plan of the Company for additional coverage above $50,000, the value of Company car or commutation allowances, reimbursements for expenses and any other fringe benefits. For any Plan Year commencing after December 31, 1988, Compensation shall not exceed $200,000, or such other maximum amount as set forth under Section 401(a)(17) of the Code, adjusted at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If Compensation is determined over a Plan Year that contains fewer than 12 calendar months,

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the annual compensation limit is an amount equal to the annual compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual Compensation limit. The OBRA '93 annual Compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual Compensation limit is $150,000.

         1.08. "Contribution" shall mean any or all of the various types of contributions made under the Plan by Participants or the Employer, as described below:

         (a) "Salary Deferral Contribution" shall mean that portion of the Contribution made to the Plan on behalf of a Participant by his Employer through a salary reduction agreement, as described under Section 3.01.

         (b) "After-Tax Contribution" shall mean that portion of a Participant's Contribution to the Plan which he elects to make independent of a salary reduction agreement, as described under Section 3.02. Effective April 1, 1996, no further After-Tax Contributions may be made to the Plan.

         (c) "Matching Employer Contribution" shall mean a Contribution made by an Employer as described under Section 3.04, based on a Participant's Salary Deferral Contribution.

         (d) "Discretionary Employer Contribution" shall mean a Contribution made by an Employer which is unrelated to any Participant Contributions, as described under Section 3.05.

         1.09. "Contribution Percentage" shall mean the percentage determined by dividing (i) the Salary Deferral Contribution made by or on behalf of a Participant for the applicable period by (ii) his compensation as defined under Code Section 414(s). "ADP" shall sometimes be used herein to refer to the average Contribution Percentage with respect to Salary Deferral Contributions or amounts treated as Salary Deferral Contributions. "ACP" shall sometimes be used herein to refer to the average Contribution Percentage with respect to Matching Employer Contributions.

         1.10. "Date of Employment" shall mean the first date on which an Employee is credited with an Hour of Service for the Employer.

         1.11. "Disability" shall mean a physical or mental condition of such severity and probable prolonged duration as to cause the Participant to be unable to continue his duties as an Employee. The existence of any Disability shall be determined by a physician chosen by the Plan Administrator, based on medical evidence of a physical or mental impairment that can be expected to last more than 12 months or result in death, or on other uniform and non-discriminatory criteria as established by the Plan Administrator. Notwithstanding the foregoing, eligibility for Social Security Disability benefits or for long term disability benefits under an insured plan sponsored by the Employer shall be deemed conclusive proof of disability.

         1.12. "Effective Date" of this Plan shall mean April 1, 1983. The effective date of this amended and restated Plan is July 1, 1999, except as otherwise indicated on Schedule A or otherwise provided in the Plan. The benefits, if any, of any Employee who ceased employment by retirement, termination, death, or otherwise before such date shall, except as otherwise provided in the Plan or otherwise required by law, be determined in accordance with the provisions of the Plan as in effect at the time his employment ceased.

         1.13. "Eligible Employee" shall mean an Employee who has attained age twenty-one (21) and has completed either a Qualifying Period of Service or one Year of Service. For purposes of this section, a "Qualifying Period of Service" means a period of at least six months and less than one year commencing on an Employee's Date of Employment during which period the Employee has performed at least one thousand (1,000) Hours of Service. Notwithstanding the foregoing, the term "Eligible Employee" shall not include any person whose terms and conditions of employment are determined by collective bargaining with a third party and with respect to whom inclusion in this Plan has not been provided for in the collective bargaining agreement setting forth those terms and conditions of employment, nor shall the term "Eligible Employee" include any independent contractor or a leased employee. An Eligible Employee shall not include an individual not on the Employer's payroll (including any individual classified at the time as an independent contractor, even if such individual's relationship to the Employer is subsequently determined by an agency, a court, or the Employer to have been that of a common law employee).

         1.14. "Employee" shall mean any employee of the Employer or an Affiliated Organization, including a leased employee as defined under Section 414(n) of the Code.

         The term "leased employee" means any person (other than an employee of the recipient organization) who pursuant to an agreement between the recipient organization and any other person ("leasing organization") has performed services for the recipient organization (including related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for at least one (1) year, and such services are performed under the primary direction or control of the recipient. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

         A leased employee shall not be considered an employee of the recipient organization if: (i) such employee is covered by a money purchase pension plan providing immediate participation, full and immediate vesting and a nonintegrated employer contribution rate of at least ten (10%) percent of compensation (as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125,
Section 402(a)(8), Section 401(h) or Section 403(b) of the Code). Also, the leased employees must not constitute more than twenty percent (20%) of the recipient organization's Non-Highly Paid workforce.

         1.15. "Employer" shall mean Hanover Direct, Inc. (hereinafter sometimes referred to as the "Company"), its predecessor, The Horn & Hardart Company, and the Company's subsidiaries and affiliates and any successor entities thereto which adopt this Plan. Such adopting Employers shall be set forth in Appendix A attached at the end of this document.

         1.16.    "Entry Date" shall mean the first day of any calendar month.

         1.17. "ERISA" means the Employee Retirement Income Security Act of 1974 (P.L. 93-406), including all amendments thereto.

         1.18. "Fund" or "Trust Fund" shall mean all of the assets of the Plan held by the Trustees (or any nominees thereof) at any time under the Trust Agreement.

         1.19. "Highly-Paid Employee" shall mean, with respect to any Plan Year, any Employee who (i) was a 5% owner (as defined in Section 416(i)(1)(B)(i) of the Code) at any time during the Plan Year or the preceding Plan Year, or (ii) for the preceding Plan Year had Compensation in excess of $80,000 (as adjusted at the same time and in the same manner as under Section 415(d) of the Code to reflect increases in the cost of living).

                  For purposes of this definition, Compensation shall mean compensation as defined in Section 414(q)(7) of the Code from the Employer or an Affiliated Organization. The provisions of this Section 1.19 shall be subject to such additional requirements as may be described in Section 414(q) of the Code and the regulations thereunder, which shall override any aspects of this Section 1.19 inconsistent therewith.

         1.20.    "Hour of Service" shall mean the following:

         (a) An Hour of Service is each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliated Organization during the Plan Year.

         (b) An Hour of Service is each hour for which an Employee is paid, or entitled to payment (either directly or indirectly), by the Employer or an Affiliated Organization on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence:

                  (i) No more than 501 Hours of Service shall be credited under this paragraph (b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year) except as the following provisions may result in a credit of more than 501 Hours of Service:

                            (1)      If an Employee receives full pay during any
authorized leave of absence, and he returns to work after such absence, he shall be credited with an Hour of Service for each hour for which he was paid.

                           (2)      If an Employee is on a paid sick leave, he
shall receive an Hour of Service for each hour that he would have normally worked during such leave.

                           (3)      If an Employee is absent in military
service, and he retained re-employment rights under the law, and he completed requirements under the law as to re-employment and was re-employed, he shall be credited with an Hour of Service for each hour that he would have normally worked had he not entered military service solely for purposes of determining his vested rights; and

                           (4)      If an Employee transfers to an employment
status which is ineligible to participate in this Plan, he will continue to be credited with Hours of Service as described above, for purposes of determining his vested rights. However, he will receive no Hours of Service for purposes of determining his right to receive a Contribution to his Account after the date of his change in employment status.

                  (ii) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed, is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers compensation, unemployment compensation or disability insurance laws; and

                  (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

         (c) An hour worked at overtime or premium pay will count as only one Hour of Service under the Plan.

         (d) An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded to or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph
(d). Crediting of Hours of Service for each pay awarded shall be subject to the limitations set forth in paragraphs (a), (b) and (c).

         (e) An Hour of Service shall also be credited for reasons other than the performance of duties in accordance with Department of Labor Regulations, Section 2530.200b-2(b). Further, the computation periods used for purposes of crediting Hours of Service shall be in accordance with Department of Labor Regulations, Section 2530.200b-2(c). If an Employer does not maintain hourly records with respect to any Employee, such Employee shall be credited with forty-five (45) Hours of Service for each week in which he is entitled to be credited with an Hour of Service.

         1.21. "Named Fiduciary" shall mean the Employer, the Trustees and the Plan Administrator. Each named Fiduciary shall have only those particular powers, duties, responsibilities and obligations as are specifically given him under the Plan and/or the Trust Agreement.

         1.22. "Normal Retirement Date" shall mean the date on which the Participant has attained age 65.

         1.23. "Participant" shall mean any person who is eligible to receive benefits under the Plan. The term "Participant" shall include an Active Participant (each Eligible Employee who has satisfied the participation requirements of Section 2.01 as of an applicable Entry Date or who has made a Rollover Contribution), Terminated Vested Participants (former Employees who are entitled at some future date to the distribution of benefits from this
Plan), and Inactive Participants (former Participants who are not Terminated Vested Participants and who continue to be employed in a non-covered class by an Employer or by an Affiliated Organization).

         1.24. "Plan" shall mean the Hanover Direct Savings and Retirement Plan as set forth herein, and as the same may from time to time hereafter be amended.

         1.25. "Plan Administrator" or "Administrator" shall mean the Employer, or the persons or committee named as such pursuant to the provisions of Article IX hereof.

         1.26. "Plan Year" shall mean a twelve (12) month period beginning on January 1st and ending on each December 31st.

         1.27. "Reduced Compensation" shall mean Compensation reduced by any Salary Deferral Contributions made by the Participant and also reduced by any contributions made by salary reduction to a plan established in accordance with Section 125 or 129 of the Code.

         1.28. "Trust Agreement" shall mean the Hanover Direct Savings and Retirement Trust Agreement as the same presently exists and as it may from time to time hereafter be amended.

         1.29. "Trustees" shall mean the party or parties so designated pursuant to the Trust Agreement.

         1.30. "Valuation Date" shall mean each business day on which the New York Stock Exchange is open for business and any other day of the Plan Year as determined by the Plan Administrator.

         1.31. "Wage Base" shall mean the amount of compensation with respect to which old age and survivors' insurance benefits would be provided for a Participant under the Social Security Act, as in effect for the calendar year in which the Plan Year commences.

         1.32. "Year of Service" shall mean a Plan Year in which an Employee has at least one thousand (1,000) Hours of Service. In addition, solely for purposes of determining whether an Employee is eligible to become a Participant after his initial year of employment under Section 2.01, a Year of Service shall be credited to an Employee who has at least one thousand (1,000) Hours of Service during the initial twelve (12) month period commencing with such Employee's Date of Employment.

         All Years of Service shall be counted regardless of whether or not such years are continuous, subject to Appendix A attached at the end of this document.

                                  ARTICLE II

                         PARTICIPATION AND ENTRY DATE

         2.01.    Initial Eligibility.

         Each Eligible Employee who is a Participant immediately prior to the effective date of this amended and restated Plan shall continue to participate as of such effective date. Each other Employee shall be eligible to become a Participant on the Entry Date coincident with or next following the date he first becomes an Eligible Employee.

         2.02.    Plan Participation.

         Each Employee who is eligible to participate in accordance with
Section 2.01 shall complete such forms and provide such data as are reasonably required by the Plan Administrator as a precondition to Plan participation. In order to receive a Salary Deferral Contribution, a Participant must enter into a salary reduction agreement to be effective as of an Entry Date, electing to reduce his salary by an amount equal to his Salary Deferral Contribution. A Participant's Salary Deferral Contribution for any Plan Year shall not exceed $10,000 or such higher maximum contribution for a taxable year as may be permitted under Section 402(g) of the Code. The Plan Administrator shall determine the minimum and/or maximum permitted rate of salary reduction. Any maximum permitted salary reduction may apply to all Participants or solely to those Participants who are Highly-Paid Employees. The election of a Salary Deferral Contribution shall not, in any way, be contingent upon any other election made under the Plan. By becoming a Participant, an Employee shall for all purposes be deemed conclusively to have assented to the provisions of the Plan, the corresponding Trust Agreement and to all amendments to such instruments.

         2.03.    Re-employment.

         In the event an Employee terminates employment, and is re-employed, he shall be eligible to be admitted or readmitted as an Active Participant on the date of his re-employment or, if later, the Entry Date coincident with or next following the date he becomes an Eligible Employee.

         2.04.    Change in Status.

         In the event that a person who has been an Employee in an employment status not eligible for participation in this Plan subsequently becomes eligible by reason of a change in status, he shall be eligible to become a Participant on the Entry Date coincident with or next following the date on which he becomes an Eligible Employee.

                                 ARTICLE III

                                CONTRIBUTIONS

         3.01.    Salary Deferral Contributions.

         The Employer will make a Salary Deferral Contribution to the Plan for each Active Participant who has entered into a salary reduction agreement, in accordance with Section 2.02, as determined by such salary reduction agreement.

         "Excess Elective Deferrals" shall mean any Salary Deferral Contributions which exceed the dollar limitation under Code Section 402(g). Such Excess Elective Deferrals shall be treated as annual additions under the Plan unless they are distributed in accordance with this Article.

         A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by providing fifteen (15) days' written notification to the Administrator of the amount of the Excess Elective Deferrals to be assigned to this Plan. Such notice shall be provided no later than the first March 1st following the close of the individual's tax year. Excess Elective Deferrals with respect to the combination of Excess Elective Deferrals and deferrals under another plan of deferred compensation of an Employer or an Affiliated Organization may automatically be returned to the Participant.

         Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15th to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

         Excess Elective Deferrals shall be adjusted for any income or loss. The income or loss allocable to Excess Elective Deferrals is the income or loss allocable to the Participant's Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator of which is the Participant's Salary Deferral Contribution Account without regard to any income or loss occurring during such taxable year.

         3.02.    After-Tax Contributions.

         Prior to April 1, 1996 Participants were permitted to elect to make After-Tax Contributions to the Trust for each Plan Year in amounts not less than one percent (1%) of Compensation, nor more than ten percent (10%) of Compensation for such Plan Year. Effective April 1, 1996, no further After-Tax Contributions may be made to the Plan.

         3.03.    Method of Contribution.

         Salary Deferral Contributions may be made by periodic payroll deductions or on such other basis as shall be determined from time to time by the Plan Administrator. Nothing contained herein shall preclude the Plan Administrator from not allowing Salary Deferral Contributions to be made by any Participant to enable the nondiscrimination test of Section 3.06 to be met or from limiting the
                                      9
number of payroll periods in a Plan Year during which such Contributions are permitted. A Participant may file with the Plan Administrator at any time an election to increase or decrease his Salary Deferral Contribution, or to discontinue his Salary Deferral Contribution, which election shall be effective as soon as practicable following the receipt thereof.

         No contributions may be made by or on behalf of any Participant during any period that he is receiving long term disability benefits, worker's compensation benefits or while the Participant is on a leave of absence for which no Compensation is being paid from the Employer.

         3.04.    Matching Employer Contributions.

         An Employer may elect, in its sole discretion, to make Matching Employer Contributions for a Plan Year for each Active Participant on whose behalf Salary Deferral Contributions have been made during the Plan Year.

         For any Plan Year, the Matching Employer Contributions (including any forfeitures reallocated in accordance with Section 3.10) shall be allocated to the Accounts of such Active Participants for the Plan Year in the same proportion as the amount of Salary Deferral Contributions (not in excess of six percent (6.0%) of the Participant's Compensation) for each such Active Participant for such Plan Year bears to the total Salary Deferral Contribution (as so limited) for all such Active Participants for such Plan Year.

         3.05.    Discretionary Employer Contributions.

         For any Plan Year, an Employer may elect, in its sole discretion, to make an additional Discretionary Employer Contribution to the Plan. If a Discretionary Employer Contribution is made, then it shall be allocated as of the last day of the Plan Year to the Account of each Active Participant who
(i) retired at or after age 65, retired due to a Disability or died during such Plan Year or (ii) (a) had at least 1,000 Hours of Service during such Plan Year and (b) is actively employed as of the last day of such Plan Year, including any such Participant who did not make Salary Deferral Contributions for such Plan Year. An individual who is terminated prior to the last day of a Plan Year, but who is receiving severance pay as of such date, shall not be deemed to be actively employed as of the last day of a Plan Year.

         The amount allocated to each such Participant shall be an amount chosen by the Company to be allocated under (a) below. If any Discretionary Employer Contribution remains, such amount shall be allocated in accordance with (b) below.

         (a) An amount shall be allocated equal to a percentage of each such Participant's Compensation earned while a Participant for such Plan Year, plus the same percentage of the excess of (i) such Participant's Compensation earned while a Participant for the Plan Year above (ii) the Wage Base for such Plan Year. However, the percentage of Compensation used for allocations above the Wage Base shall not exceed 5.7% (or such other percentage which equals the maximum percentage permitted under Code Section 401(l)).

         (b) Any remaining Discretionary Employer Contribution shall be allocated to each such Participant in proportion to the ratio that each such Participant's Compensation earned while a Participant bears to such eligible Compensation of all eligible Participants for the Plan Year.

         3.06.    Non-Discrimination Tests Regarding Salary Deferrals.

         (a) Nondiscrimination Tests. For each Plan Year, at least one of the following nondiscrimination tests shall be satisfied:

                  (i) The ADP of eligible Highly-Paid Employees for such Plan Year shall not be more than 125% of the ADP of all eligible Non-Highly Paid Employees for the prior Plan Year; and

                  (ii) The ADP of eligible Highly-Paid Employees for the Plan Year shall not be more than two percentage points higher than, nor more than 200% of, the ADP of all eligible Non-Highly Paid Employees for the prior Plan Year.

For purposes of the nondiscrimination tests, an Employee is "eligible" if he is eligible for Salary Deferral Contributions for all or part of the Plan Year being tested.

         (b)      Definition of ADP.

                  (i) General Rule. For each group being tested, "ADP" means the average of the following percentages (calculated separately for each group member): Salary Deferral Contributions on behalf of a group member divided by the Compensation of that group member ("Actual Deferral Ratio"). The ADP for each group and the Actual Deferral Ratio for each Employee shall be calculated to the nearest one-hundredth of one percent. The Actual Deferral Ratio of an Eligible Employee who does not have any Salary Deferral Contributions is zero. If the Participant is a Highly-Paid Employee, his Salary Deferral contributions under any other Section 401(k) plan of the Employer shall be included in determining his ADP for the Plan. The ADP shall reflect any adjustments required by Notice 98-1 and any superseding guidance issued by the Internal Revenue Service.

                  (ii) Definition of Compensation. For purposes of determining a Participant's Actual Deferral Ratio, his Compensation shall be as defined in Section 1.07.

                  (iii) Excess Salary Deferrals. Excess Elective Deferrals shall be counted in determining the Participant's Actual Deferral Ratio. However, Salary Deferral Contributions by a Non-Highly Paid Employee that exceed the dollar limit of Code Section 402(g) shall not be counted to the extent the Salary Deferral Contributions are made under plans sponsored by the Employer.

         (c)      Salary Deferrals Which Must Be Counted.   All Salary
Deferral Contributions which satisfy both of the following requirements for a Plan Year must be counted for purposes of determining the ADP for that Plan
Year:

                  (i) The Salary Deferral Contributions are allocated to a Participant's Account as of a date within the Plan Year; and

                  (ii) The Salary Deferral Contributions (A) relate to Compensation which would have been received by the Participant in the Plan Year if the Participant had not elected to have the Salary Deferral Contributions made on his behalf; or (B) are attributable to services rendered during the Plan Year and for which the Participant would have been paid within 2 1/2 months after the end of the Plan Year.

However, to the extent Salary Deferral Contributions are counted as Matching Employer Contributions for purposes of satisfying the nondiscrimination tests described in Section 3.07, the Salary Deferral Contributions shall not be counted under this subsection for purposes of the nondiscrimination tests described in subsection (a). Also, any Salary Deferral Contributions which are returned to the Participant under Section 3.13 shall not be counted.

         (d) Aggregation. Two or more qualified plans which are treated as a single plan for purposes of Section 401(a)(4) or Section 410(b) of the Code shall be treated as a single plan for purposes of this Section. In addition, any other qualified plans (other than an employee stock ownership plan) which are maintained by Employer or an Affiliated Organization may be treated as a single plan for purposes of this Section. Any plans aggregated under this section must have the same Plan Year.

         (e) Special Rules for Early Participation. If the Employer elects to apply Section 410(b)(4)(B) of the Code in determining whether the Plan meets the requirements of Section 410(b) of the Code, the Employer may exclude from consideration for purposes of this Section all Eligible Employees (other than Highly-Paid Employees) who have not performed a Year of Service.

         (f) Corrective Action. If necessary to satisfy the nondiscrimination tests described in subsection (a), the Employer may distribute the excess contributions to Highly-Paid Employees using the procedure described in Section 3.08. If such corrective action is taken within 2-1/2 months after the end of the Plan Year in which the excess contributions are made, no penalty shall be assessed. If the corrective action is not taken within the 2-1/2 month period, an excise tax equal to 10% of the excess contributions may be imposed on the Employer.

         (g) Records. The Employer shall maintain records demonstrating compliance with the nondiscrimination tests set forth in this Section.

         3.07.    Nondiscrimination Tests Regarding Matching Employer
Contributions.

         (a) Nondiscrimination Tests. For each Plan Year, at least one of the following nondiscrimination tests shall be satisfied.

                  (i) The ACP of eligible Highly Compensated Employees for such Plan Year shall not be more than 125% of the ACP of all eligible Non-Highly Paid Employees for such prior Plan Year; or

                  (ii) The ACP of eligible Highly-Paid Employees for such Plan Year shall not be more than two percentage points higher than, nor more than 200% of, the ACP of all eligible Non-Highly Paid Employees for the prior Plan Year.

For purposes of the nondiscrimination tests, an Employee is "eligible" for a Plan Year if he is eligible to receive a Matching Employer Contribution for the Plan Year.

         (b)      Definition of ACP.

                  (i) General Rule. For each group being tested, "ACP" means the average of the following percentages (calculated separately for each group member): Matching Employer
                                      12

Contributions on behalf of a group member, divided by the Compensation of that group member ("Actual Contribution Ratio"). The Actual Contribution Ratio for each Employee and the ACP for each group shall be calculated to the nearest one-hundredth of one percent. If a Participant is a Highly Compensated Employee, any matching contributions made on his behalf in any other qualified plan maintained by the Employer shall be included in determining his Actual Contribution Ratio for the Plan. The ACP shall reflect any adjustments required by Notice 98-1 and any superseding guidance issued by the Internal Revenue Service.

                  (ii) Definition of Compensation. For purposes of determining a Participant's Actual Contribution Ratio, his Compensation shall be determined in the same manner as described in Section 1.07.

         (c) Matching Employer Contributions Which Must Be Counted. Matching Employer Contributions that satisfy the following conditions are counted for purposes of satisfying the nondiscrimination tests for the Plan Year being tested:

                  (i) The Matching Employer Contributions are allocated to a Participant's Account as of a date within the Plan Year;

                  (ii) The Matching Employer Contributions are made on account of Pay Deferral Contributions for the Plan Year; and

                  (iii) The Matching Employer Contributions are not used to satisfy the minimum contribution requirement of Section 12.02.

         (d) Aggregation. Two or more qualified plans which are treated as a single plan for purposes of Section 401(a)(4) or Section 410(b) of the Code shall be treated as a single plan for purposes of this Section. In addition, any other qualified plans (other than an employee stock ownership plan) which are maintained by the Employer or an Affiliated Organization may be treated as a single plan for purposes of this Section. Any plans aggregated under this section must have the same Plan Year.

         (e) Special Rule for Early Participation. If Employer elects to apply Section 410(b)(4)(B) of the Code in determining whether the Plan meets the requirements of Section 410(b) of the Code, the Employer may exclude from consideration for purposes of this section all Eligible Employees (other than Highly-Paid Employees) who have not performed a Year of Service.

         (f) Corrective Action. If necessary to satisfy the nondiscrimination tests described in subsection (a), the Employer shall forfeit the nonvested portion and distribute the vested portion of the excess Matching Employer Contributions to Highly Compensated Employees using the procedure described in Section 3.08. If a corrective distribution described in this subsection (f) is made within 2-1/2 months after the end of the Plan Year for which the excess contributions are made, no penalty shall be assessed. If the corrective distribution is not made within the 2-1/2 month period, an excise tax equal to 10% of the excess Matching Employer Contributions may be imposed on the Employer. If corrective action is not taken by the end of the Plan Year following the Plan Year in which the excess contributions are made, the Plan may violate Section 401(a)(4) of the Code.

         (g) Records. Employer shall maintain records demonstrating compliance with the nondiscrimination tests set forth in this Section.

         3.08. Procedure for Corrective Distributions to Satisfy the Nondiscrimination Tests. If for any Plan Year the ADP, the ACP, or the sum of the ADP and the ACP for Participants who are Highly-Paid Employees exceeds the maximum percentages determined under Sections 3.06, 3.07 and 3.09, amounts shall be returned or distributed not later than the last day of the following Plan Year as follows:

         (a) First, if the ADP of Participants who are Highly-Paid Employees exceeds the maximum under Section 3.06 for a Plan Year, the excess contributions shall be distributed to the Participants to whom such excess contributions are allocated in accordance with this Section 3.08(a). Excess contributions shall be allocated to the Highly-Paid Employees with the largest amounts of Employer contributions taken into account in calculating the ADP test for the Plan Year, beginning with the Highly-Paid Employee with the largest amount of such Employer contributions and continuing in descending order until all the excess contributions have been allocated. For purposes of the preceding sentence, the "largest amount" shall be determined after distribution of any excess Salary Deferral Contributions. A Participant's Actual Deferral Ratio shall be reduced by returning to him a portion (or all) of his Salary Deferral Contributions for that Plan Year. The amount of Salary Deferral Contributions to be returned to the Participant shall be reduced by the amount of any Salary Deferral Contributions previously returned to him with respect to that Plan Year under Section 3.01.

         (b) Second, in the case of a Participant to whom Salary Deferral Contributions are returned under clause (a), the amount of his Matching Employer Contributions attributable to those Salary Deferral Contributions shall be forfeited and shall reduce the amount of contributions of the Employer. For this purpose, any Salary Deferral Contributions returned shall be deemed to consist first of unmatched Salary Deferral Contributions to the extent thereof.

         (c) Third, if the ACP of Participants who are Highly Compensated Employees exceeds the maximum under Section 3.07 for a Plan Year, the excess aggregate contributions shall be allocated to the Highly-Paid Employees with the largest amounts of Employer contributions taken into account in calculating the ACP test for the Plan Year, beginning with the Highly Compensated Employee with the largest amount of such Employer contributions and continuing in descending order until all the excess aggregate contributions have been allocated. For purposes of the preceding sentence, the "largest amount" shall be determined after distribution of any excess Matching Employer Contributions. The portion of the excess aggregate contribution allocated to a Highly-Paid Employee in this manner shall be first be reduced by the amount of any Matching Employer Contributions previously forfeited by him with respect to that Plan Year pursuant to Section 3.08(b). Any remaining amount of such excess Matching Employer Contribution shall be (i) forfeited to the extent such contribution would not have been vested as of the end of the Plan Year with respect to which such Matching Employer Contribution was made, and (ii) distributed to such Highly-Paid Employee to the extent such contribution would not have been vested as of the end of such Plan Year.

         (d) Fourth, if the ADP and ACP of Participants who are Highly-Paid Employees (each determined after reduction, if any, under Section 3.08(a) or (c), respectively) would result in a violation of the rule preventing the multiple use of the alternative limitation under Section 3.09, the ADP of Highly-Paid Employees shall be reduced in the same manner as in Section 3.08(a) until the rule in Section 3.09 is no longer violated. As used in this Plan, "excess contributions" means the excess of the aggregate amount of Employer contributions actually taken into account in determining the ADP of Highly-Paid Employees for the Plan Year over the maximum amount of such contributions permitted by the nondiscrimination test in Section
3.06 (determined by hypothetically reducing contributions made on behalf of Highly-Paid Employees in order of the Actual Deferral Ratios, beginning with the highest of such percentages). "Excess aggregate contributions" means the excess of the aggregate amount of Employer contributions actually taken into account in determining the ACP of Highly-Paid Employees for the Plan Year over the maximum amount of such contributions permitted by the nondiscrimination test in Section
3.07 (determined by hypothetically reducing contributions made on behalf of Highly-Paid Employees in order of the Actual Contribution Ratios, beginning with the highest of such percentages).

         The amount of a Participant's Salary Deferral Contributions and Matching Employer Contributions which are returned or forfeited under paragraph (a), (b), (c), or (d) of this Section 3.08 shall be adjusted as determined by the Plan Administrator for allocable gains and losses (in accordance with Income Tax Regulations under Sections 401(k) and 401(m) of the
Code) for the Plan Year with respect to which the contributions were made.

         3.09.    Restriction on Multiple Use of Alternative Nondiscrimination
Test.

         (a) Purpose of Section. This Section contains rules limiting the multiple use of the alternative test for complying with the nondiscrimination rules applying to Salary Deferral Contributions and Matching Employer Contributions. The alternative test is described in Section 3.06.4(a)(ii) and
Section 3.07(a)(ii).

         (b)      Application of Section.   The limit contained in this
Section applies if all of the following conditions are satisfied with regard to a Plan Year.

                  (i) One or more Highly Compensated Employees of Employer or an Affiliated Organization are eligible for both Salary Deferral Contributions and Matching Employer Contributions.

                  (ii) The nondiscrimination test described in Section 3.06(a)(i) is not satisfied;

                  (iii) The nondiscrimination test described in Section 3.07(a)(i) is not satisfied;

                  (iv) The sum of the ADP and the ACP for eligible Highly-Paid Employees exceeds the "aggregate limit" described in subsection
(c).

All plans which are aggregated for purposes of Section 3.06 or 3.07 shall be treated as a single plan for purposes of this Section.

         (c) Aggregate Limit. The "aggregate limit" shall be calculated as follows:

                  (i) Calculate the ADP described in Section 3.06(b) for Non-Highly Paid Employees who were eligible to participate in the Plan during the Plan Year.

                  (ii) Calculate the ACP described in Section 3.07(b) for Non-Highly Paid Employees who were eligible to participate in the Plan during the Plan Year.

                  (iii)    Determine the sum of the following amounts:

                           (A)      Multiply the larger of the percentages in
subsection (c)(i) or subsection (c)(ii) by 125%.

                           (B)      Add 2% to the smaller of the percentages
in subsection (c)(i) or subsection (c)(ii). However, if the smaller percentage is less than 2%, multiply it by two rather than adding 2%.

                  (iv)     Determine the sum of the following amounts:

                           (A)      Multiply the smaller of the percentages in
subsection (c)(i) or subsection (c)(ii) by 125%.

                           (B)      Add 2% to the larger of the percentages in
subsection (c)(i) or subsection (c)(ii). However, if the smaller percentage is less than 2%, multiply it by two rather than adding 2%.

                  (v) The "aggregate limit" is the larger of the amounts calculated in subsections (c)(iii) and (c)(iv).

         (d) Corrective Action. If the limit in this Section would not otherwise be satisfied, Employer shall reduce the Salary Deferral
Contributions of the Highly-Paid Employees until the limit is satisfied. The reduction shall be made using the procedure described in Section 3.08.

         3.10.    Forfeitures.

         As of the end of each Plan Year, any forfeitures occurring during such Plan Year resulting from an Employee's termination of employment and election to receive a distribution prior to being one hundred percent (100%) vested in accordance with Section 7.01 shall first be applied to restore the previously forfeited accounts, if applicable, of former Terminated Vested Participants who have been reemployed. If a Participant elects to defer his distribution the resulting forfeiture (subject to Section 7.03) shall occur after a Participant incurs five consecutive one year Breaks-in-Service.

         Any remaining portion of the total forfeiture not applied in accordance with the preceding paragraph shall be used to reduce a Matching Employer Contribution and shall be allocated to remaining Active Participants in the same manner as provided under Section 3.04.

         Should a Participant who is 0% vested in his Matching Employer Contribution and Discretionary Employer Contribution Accounts under Section
7.01 terminate employment, he shall
cease to be a Participant (unless reemployed) and the resulting forfeiture of his Matching and Discretionary Employer Contribution Accounts shall be deemed a full distribution of such Accounts.

         If a terminated Participant who was 0% vested in his Matching Employer Contribution and Discretionary Employer Contribution Accounts and was deemed to have received a distribution is subsequently reemployed by the Employer prior to the occurrence of five consecutive one year Breaks-in-Service after the date of his termination of employment, any amount forfeited shall be reinstated to his Account.

         3.11.    Maximum Contributions.

         Notwithstanding the above, the total amount of Salary Deferral Contributions, Matching Employer Contributions and Discretionary Employer Contributions for any Plan Year shall not exceed an amount equal to fifteen percent (15%) of the total Reduced Compensation of all Participants for such Plan Year. The excess, if any, of fifteen (15%) percent of the total Compensation of all Participants earned in any year commencing before January 1, 1987 above the actual aggregate Employer Contributions for such years may be added to the total contribution provided the Plan was then in effect.

         3.12.    Time of Payment.

         Matching Employer Contributions and Discretionary Employer Contributions may be made at any time on or before the date required for deduction of such Contributions on the Employer's Federal income tax return.

         3.13.    Annual Additions Limitation.

         (a) Notwithstanding the above provisions of this Article, in no event shall the annual additions to a Participant's Account exceed the maximum amount permitted under Section 415 of the Code, and all provisions of such Section are hereby incorporated in the Plan by reference. The term "limitation year", as defined under the Code, shall mean the Plan Year.

         As soon as administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the Participant's Compensation for the limitation year.

         If due to the maximum permitted above or as a result of the allocation of forfeitures there is an excess amount, the excess will be disposed of in the following order:

                           (1)      If the Participant is covered by the Plan
at the end of the limitation year, the excess amount in the Participant's Account will be used to reduce Employer Contributions (including any allocation of forfeitures) for such Participant in the next limitation year, and each succeeding limitation year if necessary; or

                           (2)      If the Participant is not covered by the
Plan at the end of a limitation year, the excess amount will be held unallocated in a suspense account.

The suspense account will be applied to reduce future Employer Contributions for all remaining Participants in the next limitation year, and each succeeding limitation year if necessary.

        If a suspense account is in existence at any time during a limitation year pursuant to this Section, such account will not receive an allocation of the trust's investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account, must be allocated and reallocated to Participant's Accounts before any Employer or any employee contributions may be made to the Plan for that limitation year. Excess amounts may not be distributed to Participants or former Participants, except as provided below.

         Notwithstanding the method for disposing of excess amounts as indicated above, in the case where a reasonable error is made so that the limitations of Section 415 are violated, the Plan may distribute Salary Deferral Contributions (within the meaning of Section 402(g)(3) of the Code) to the extent that the distribution would reduce the excess amounts in the Participant's Account. These amounts are disregarded for purposes of the ADP and ACP tests.

         (b) This Section 3.13(b) shall apply for Plan Years commencing prior to January 1, 2000. The term Defined Contribution Fraction shall mean a fraction, the numerator of which is the sum of the annual additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years (including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans maintained by the Employer, whether or not terminated, and the annual additions attributable to all welfare benefits funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(l)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any limitation year is the lesser of 125 percent of the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code or 35 percent of the Participant's compensation for such year.

         If the Employee was a participant, as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 5, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987.

         The annual addition for any limitation year beginning before January 1, 1987 shall not be recomputed to treat all employee contributions as annual additions.

         The term "Defined Benefit Fraction" shall mean a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the limitation year under Sections 415(b) and (d) of the Code or 140 percent of the highest average compensation, including any adjustments under Section 415(b) of the Code.

         Notwithstanding the above, if the Participant was a participant, as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 5, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 for all limitation years beginning before January 1, 1987.

         3.14.    Return of Contribution.

         Except as provided in Section 3.13 and paragraphs (a), (b), (c), (d),
(e) and (f) of this Section, and notwithstanding any other provision of this Plan or of the Trust Agreement, the Employer irrevocably divests itself of any interest or reversion whatsoever in any sums contributed by it to the Trust Fund, and it shall be impossible for any portion of the Trust Fund to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants or their Beneficiaries.

         (a) If a contribution by the Employer is conditioned upon initial qualification of the Plan or any amendment thereto under Section 401 of the Code, and the Plan or any amendment thereto under Section 401 of the Code, and the Plan or amendment does not so qualify, the contribution shall be returned to the Employer within one year of the date of denial of such qualification or of the failure to qualify.

         (b) If a contribution made by the Employer is based upon a good faith mistake of fact, the contribution shall be returned to the Employer within one year after the payment of the contribution.

         (c) If a contribution which is intended to be deductible for Federal income tax purposes is determined to not be deductible and part or all of the deduction is disallowed, the contribution, to the extent disallowed, shall be returned to the Employer within one year after the disallowance of the deduction.

         (d) Earnings attributable to any mistaken or non-deductible contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned.

         (e) If the withdrawal of the amount attributable to the mistaken or nondeductible contribution would cause the balance of the individual Account of any Participant to be reduced to less than the balance which would have been in the Account had the mistaken or nondeductible amount not been contributed, then the amount to be returned to the Employer must be limited so as to avoid such reduction. In the case of a reversion due to initial disqualification of the Plan, the entire assets of the Plan attributable to Employer contributions may be returned to the Employer.

         (f) A contribution may be returned to the Employer or an Employee, whichever is applicable, in order to satisfy the requirements of
Section 3.06.

         3.15.    Rollover Contributions.

         (a)      Direct Inter-Plan Transfers. Any Employee (including
Employees who are not yet Eligible Employees) may, no less than 15 days following notification to the Plan Administrator of such action, direct the appropriate funding agency of any qualified retirement plan of the Employer, a former employer, or of an Individual Retirement Account (IRA) which was established solely as a repository for a distribution from a qualified plan of a former employer (provided the Employee certifies that he made no contributions to such IRA) to distribute directly to the Trustee such Participant's entire interest in the distributing plan or IRA, exclusive of any after-tax contributions made by the Participant as an employee or participant thereunder, provided that the transferor plan or IRA is not subject to the requirements of
Section 401(a)(11) of the Code. Any amount presented by a Participant to the Trustees within sixty (60) days of the receipt shall be treated, upon receipt by the Trustee, as having been received directly from the appropriate officer or fiduciary of the distributing plan or IRA.

         (b) Cash Transfers. Only cash may be transferred in accordance with paragraph (a) of this Section. Property other than cash cannot be transferred.

         (c) Investment of Rollover Contribution Accounts. Rollover Contribution Accounts shall be invested as provided under Section 4.01 of the Plan.

         (d) Direct Rollovers. This paragraph applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this paragraph, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. Such distribution may commence less than 30 days after the notice required under section 1.411(a)-1(k) of the Income Tax Regulations is given, provided that (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

         For purposes of this Section, the following definitions shall apply:

         Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any hardship withdrawal; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). Solely for purposes of the preceding sentence, a
                                      20
withdrawal shall be considered a hardship withdrawal only to the extent it represents amounts withdrawn from a Participant's Salary Deferral Contribution Account, and only to the extent the withdrawal would not be available to the Participant at such time under any provision of the Plan other than Section 8.01(c).

         Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                                  ARTICLE IV

                           ADMINISTRATION OF FUNDS


         4.01.    Investment of Funds.

         Participant Accounts will be invested by the Plan Trustee, in accordance with Participant directions as described below and in Section 4.02 and 4.03, in such investment funds as may be offered under the Plan from time to time. The available investment alternatives may include any or all of the alternatives described below:

         (a) Common or capital stocks, bonds, convertible debentures or preferred stocks, money market investments and other short term corporate and government investments and fixed debt obligations of corporations and of the Federal, state and local government, or any pooled or mutual fund invested in such instruments.

         (b) One or more guaranteed interest funds which shall be invested under a contract (or contracts) with a bank, or an insurance company licensed in the state in which an office of the Employer is domiciled and whereby terms of such contract guarantee both the repayment of principal and the payment of interest at a predetermined minimum rate for a fixed period of time. Any such contract is subject to approval of the Plan Administrator and may be renewed or discontinued in its discretion. Should such contract be discontinued and should the Plan Administrator not enter into or instruct the Trustee to enter into a successor contract providing similar guarantees as to principal and interest, then any Participant whose Account was invested under the contract shall be given the opportunity to make a new investment election.

         (c) Any other managed fund which the Plan Administrator deems appropriate for investment of plan assets.

         (d) A fund invested in shares of common stock of the Company. Any dividends received on such shares shall be reinvested in this fund. Contributions designated for the fund, or dividends paid on shares held in the fund, shall be temporarily invested in a short-term investment fund while the Trustee awaits the opportunity to purchase additional shares. The shares of common stock of the Company from time to time required to be acquired for the purposes of this Plan shall be acquired by the Trustees by purchase in the open market at prevailing prices, or, if directed by the Company, by contribution in kind or by purchase privately from the Company or any other person at a price per share equal to the closing market price per share at which the shares of common stock of the Company were sold on the last business day preceding the day of the purchase; it being understood that shares purchased from the Company may be either treasury shares or authorized but unissued shares, if the Company shall make such shares available for that purpose.

         The Plan Administrator may, in its discretion, discontinue the use of any investment alternatives maintained under the Plan, without obligation to substitute new alternatives, provided that Participants with Accounts invested in a discontinued investment alternative are given an opportunity to make an election to transfer the affected portion of their Accounts to another investment alternative permitted under the Plan.

         4.02.    Investment Elections.

         Each Participant shall designate, in such manner as the Plan Administrator shall specify, in which investment alternative or combination of alternatives his Contributions shall be invested; provided, however, that the portion invested in any alternative which he elects shall be 5% or any multiple thereof, or such other percentage as designated by the Plan Administrator, subject to the maximum of 100%. Each Participant shall, upon request, be furnished with written confirmation of such instructions.

         4.03.    Change of Elections.

         Each Participant may (Subject to Section 4.04), by following such procedure as the Plan Administrator shall prescribe, make either of the following types of investment election changes at any time: (i) alter his election with respect to the investment of his future contributions, or (ii) alter his election with respect to the investment alternatives in which his prior contributions have been invested and direct the Trustee to transfer all or any portion of the balance in his Account to any investment alternative or combination of alternatives. Any such election changes shall be effective as soon as practicable after receipt by the Plan Administrator.

         4.04.    Restrictions on Changes.

         The Plan Administrator may, in its sole discretion, establish restrictions, limitations or prohibitions with respect to changes in investment elections, or transfers, permitted under the Plan. Any such restrictions, limitations or prohibitions which may apply to elections related to, or transfers among, any or all investment funds maintained under the Plan, shall be communicated in advance of their applicability to Plan Participants, and shall apply in a non-discriminatory manner to all Participants in similar circumstances.

         4.05.    Valuation of Assets.

         As of each Valuation Date, the assets of the Trust shall be valued at fair market value and any gains or losses shall be allocated to the same investment alternatives in which they arose.

         4.06.    Voting of Shares.

         Before each annual or special meeting of shareholders of the Company, the Company shall cause the Trustee to send to each Participant whose Account is invested in common stock of the Company, a copy of the proxy solicitation material therefor, together with a form providing confidential instructions to the Trustee on how to vote the shares of Company stock held within the Participant's Account. Upon receipt of such instructions in conformance with said proxy solicitation material, the Trustee shall vote the shares of Company stock as instructed. Instructions received from individual Participants by the Trustee shall be held in strictest confidence and shall not be divulged or released to any person, including officers or Employees of an Employer. The Trustees shall vote the shares of the Company stock for which no instructions have been received in the same proportion as the shares for which instructions have been received.

         4.07.    Tender Offer Procedure.

         In the event an offer is received by the Trustee (including, but not limited to, a tender offer or exchange offer) to purchase any shares of Company stock held by the Trustee in the Trust, the Company shall cause the Trustee to send to each Participant whose Account is invested in Company stock such information as will be distributed to shareholders of the Company in connection with such offer, and to notify each Participant in writing of the number of shares of Company stock which are then credited to such Participant's Account. The Trustee shall provide to each Participant a form requesting confidential directions as to the manner in which the Trustee is to respond to the offer with respect to shares of Company stock allocated to such Participant's Account. Upon timely receipt of such directions, the Trustee shall respond as directed with respect to the tender or exchange of such shares. Instructions received from individual Participants by the Trustee shall be held in the strictest confidence and shall not be divulged or released to any person, including officers or Employees of an Employer. The Trustee shall not tender or exchange shares of Company stock allocated to a Participant's Account for which the Trustee has not received directions from the Participant.

         A Participant who has directed the Trustee to tender or exchange shares of Company stock allocated to such Participant's Account may, at any time prior to the offer withdrawal date, direct the Trustee to withdraw such shares from the offer prior to the withdrawal deadline, in which case the Trustee shall carry out such directive.

         In the event that shares of Company stock held in a Participant's Account are tendered or exchanged pursuant to this Section 4.08, the proceeds received upon the acceptance of such tender or exchange shall be credited to such Participant's Account, and shall be invested in the manner determined by the Company or as otherwise provided in the Plan.

         4.08.    ERISA Section 404(c) Plan.

         The Plan is intended to constitute a plan described in Section 404(c) of ERISA and shall be administered in accordance with such intent. Beginning with the Plan Year commencing January 1, 1994, the Plan shall be administered in compliance with Department of Labor Regulations Section 2550.440c-1.

         4.09.    Confidentiality.

         Information relating to the purchase, holding, and sale of Company stock in a Participant's Account and the exercise of voting, tender, and similar rights with respect to such stock by Participants and their beneficiaries shall be maintained in accordance with such procedures as the Administrator shall establish designed to safeguard the confidentiality of such information, except to the extent necessary to comply with Federal laws or state laws not preempted by ERISA.

         4.10.    Fiduciary Designation.

         Effective for Plan Years commencing on or after January 1, 1994, the Administrator is designated as the Plan fiduciary responsible for ensuring that the procedures implemented pursuant to Section 4.10 are sufficient to safeguard the confidentiality of information described in that Section, that such procedures are being followed, and that an independent fiduciary is appointed to carry out activities which the Administrator determines involve a potential for undue influence by any Employer upon Participants and beneficiaries with regard to the direct or indirect exercise of shareholder rights with respect to Company stock.

                                   ARTICLE V

                               RETIREMENT BENEFITS

        5.01.   Normal Retirement Benefit.

        A Normal Retirement Benefit shall be payable with respect to any Participant retiring at his Normal Retirement Date. The Normal Retirement Benefit shall be equal to the Participant's Account determined as of the Valuation Date coincident with or following the Participant's Normal Retirement Date as of which the distribution is processed, which shall be as soon as administratively practicable after the distribution is requested or required to be distributed, as applicable. Payment shall commence no later than sixty (60) days following the last day of the Plan Year in which the Participant's Normal Retirement Date occurs.

        5.02.   Deferred Retirement Benefit.

        A Deferred Retirement Benefit shall be payable with respect to any Participant retiring after his Normal Retirement Date and shall be equal to the Participant's Account determined as of the Valuation Date following the Participant's actual retirement as of which the distribution is processed.

        5.03.   Disability Retirement Benefit.

        A Disability Retirement Benefit shall be payable with respect to any Participant who has suffered a Disability and who retires from service of the Employer by reason of such Disability. The Disability Retirement Benefit shall be equal to the Participant's Account determined as of the Valuation Date coincident with or following the date of the Participant's termination due to Disability as of which the distribution is processed. Such a Participant may also elect to be paid in accordance with the provisions of Section 7.02.

        5.04.   Payment of Benefits.

        Any benefit under this Article shall be made in a lump sum payment no later than sixty days following the close of the Plan Year in which the Participant's retirement occurs.

        If, after a Participant terminates employment, the total value of his vested Account is less than $5,000, the Administrator may direct the Trustee to cash-out the Participant's benefit in a single lump sum after any Valuation Date coincident with or following the date of his or her termination of employment, without any requirement for such Participant's consent.

        For Active Participants, benefit payments as mandated by Code Section 401(a)(9) shall not commence later than:

                (i) in the case of a Participant who (a) attains age 70-1/2 after 1999 or before 1988 and is not a 5% owner or (b) made a designation under
Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982, April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant retires; and

                (ii) in the case of any other Participant, April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2; provided, however, that a Participant (other than a 5 percent owner) who attains age 70-1/2 after 1995 and before 2000 may elect by April 1 (or by December 31, 1997 in the case of a Participant attaining age 70-1/2 in 1996) of the calendar year following the year in which the Participant attains age 70-1/2 to defer the commencement of distributions until the calendar year following the calendar year in which such Participant retires.

For purposes of this Section 5.04, a Participant shall be deemed to be a 5 percent owner if he was a 5 percent owner (as defined in Section 416(i)(1)(B)(i) of the Code) at any time during the five Plan Year period ending in the calendar year in which he attains age 70-1/2.

        All distributions required under this Section shall be determined and made in accordance with the Proposed or, if applicable, Final Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Proposed or Final Regulations.

        With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) of the Code or such other date specified in guidance published by the Internal Revenue Service.

        5.05.   Additional Allocations on Retirement.

        Any allocation for a Participant, made as of a Valuation Date subsequent to the date of his retirement, shall be paid to such Participant, or his beneficiary, as soon after such Valuation Date as is practical.

        5.06.   Crediting of Investment Earnings.

        Investment earnings shall be credited to a Participant's Account through the Valuation Date coincident with or preceding the date that distribution of the Account is made. No earnings shall be credited after such Valuation Date.

        5.07.   Company Stock.

        A Participant may elect to have the portion, if any, of his vested Account attributable to a fund invested in common stock of the Company distributed all in cash or all in kind. In the case of an in-kind distribution, the value of fractional shares shall be paid in cash.

                                   ARTICLE VI

                                 DEATH BENEFITS

        6.01.   Death Benefits.

        In the event of the death of an Active Participant or of a Terminated Vested Participant who has not yet received payment of his Account, the Account shall be paid to his Beneficiary in a single lump sum. Any payment under this Section shall be paid as soon as practicable at the Beneficiary's election and no later than five (5) years after the Participant's death. The distribution shall be equal to the Participant's Account as of the Valuation Date as of which the distribution is processed.

        6.02.   Additional Allocations on Death.

        Any allocation for a Participant, made as of a Valuation Date subsequent to the date of his death, shall be paid to such Participant's Beneficiary as soon after such Valuation Date as is practical.

        6.03.   Beneficiary Designation.

        "Beneficiary" shall mean the person or persons, trust or estate named to receive any death benefits which may become payable under the Plan, and shall include any contingent beneficiary.

        If a Participant has a qualified spouse, then such spouse shall automatically be the Beneficiary eligible to receive the Account of the Participant pursuant to the Participant's death, unless the Participant names an alternate Beneficiary, and the qualified spouse consents in writing to the Participant's naming of an alternate Beneficiary, which consent must acknowledge the effect of such designation and be witnessed by a representative of the Plan Administrator, or attested to by a notary public. For purposes of this paragraph, a qualified spouse is a spouse to whom the Participant is married at the date of death and to whom the Participant has been married for at least one year. Each Participant shall have the right by written notice to the Plan Administrator, in the form prescribed by the Plan Administrator, to designate, and from time to time to change the designation of, one or more Beneficiaries and contingent beneficiaries to receive any benefit which may become payable under the Plan pursuant to his death, provided his qualified spouse, if any, consents to the designation of an alternate Beneficiary as set forth in the preceding sentence. A qualified spouse may also expressly permit a Participant subsequently to change an alternative beneficiary designation without any further spousal consent.

        If it is established to the satisfaction of a Plan representative that there is no qualified spouse or that such spouse cannot be located, an alternative beneficiary designation will be deemed a proper election without any spousal consent.

        Any consent by a qualified spouse obtained under this provision (or establishment that the consent of a qualified spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by the qualified spouse must acknowledge that such spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior beneficiary designation may be made by a Participant without the consent of the qualified spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

        In the event that a Participant who does not have a qualified spouse as described above fails to designate a Beneficiary to receive a benefit under the Plan that becomes payable pursuant to his death, or in the event that the Participant is predeceased by all automatic or designated primary and contingent beneficiaries, the death benefit shall be payable to the Participant's estate.

                                 ARTICLE VII

                       VESTING AND SEPARATION FROM SERVICE

        7.01.   Vesting of Accounts.

        A Participant shall at all times be fully (100%) vested in his Salary Deferral Contribution Account, After-Tax Contribution Account, Rollover Contribution Account and in any restoration contributions made pursuant to
Section 7.03.

        Except as otherwise provided in this Section 7.01, a Participant shall be vested in his Matching Employer Contribution Account and his Discretionary Employer Contribution Account based on his Years of Service in accordance with the following table:

                           Years of Service        Vesting Percentage
                           ----------------        ------------------
                       Less than 1                         0%
                       1 but less than 2                  33%
                       2 but less than 3                  67%
                       3 or more                         100%


        A Participant who ceased employment by retirement, termination, death, or otherwise before July 1, 1999 shall be vested in his Matching Employer Contribution Account and his Discretionary Employer Contribution Account based on his Years of Service in accordance with the following table:

                           Years of Service        Vesting Percentage
                           ----------------        ------------------
                       Less than 2                         0%
                       2 but less than 3                  20%
                       3 but less than 4                  40%
                       4 but less than 5                  60%
                       5 but less than 6                  80%
                       6 or more                         100%


        Notwithstanding the foregoing, an Active Participant shall be 100% vested in his Account at his Normal Retirement Date, the date of his retirement due to Disability or the date of his death.

        7.02.   Payment of Benefits.

        An Active Participant who is vested in his Account and terminates employment prior to his Normal Retirement Date shall be deemed a Terminated Vested Participant. Payment of his vested Account shall be made in a single lump sum no later than sixty (60) days following the end of the Plan Year in which Participant's Normal Retirement Date occurs. However, any such Participant may elect to receive payment of his vested Account as soon as practicable after he submits an election. A Terminated Vested Participant's Account shall continue to be credited with investment earnings through the Valuation Date on which the distribution is processed. No earnings shall be credited after such Valuation Date.

        The failure of a Participant to make such an election shall be deemed to be an election to defer commencement of benefits.

        If, after a Participant terminates employment, the total value of his vested Account is less than $5,000, the Administrator may direct the Trustee to cash-out the Participant's benefit in a single lump sum as of any Valuation Date coincident with or following the date of his or her termination of employment, without any requirement for such Participant's consent.

        7.03.   Re-employment After Distribution and Restoration Contributions.

        Any former Participant who once again qualifies as an Active Participant and who has received a distribution of any portion of his vested Account attributable to his prior participation in this Plan may restore to the Trustee the full amount of the distribution he previously received which was derived from Employer Contributions. In order to reinstate his full Matching or Discretionary Employer Contribution Account, a reemployed Participant must repay the full amount of the distribution from such Accounts prior to the earlier of
(i) the fifth anniversary of the date such participant is reemployed or (ii) five consecutive one year Breaks-in-Service after the date of distribution. Any Participant who fails to make his restoration contribution within such time period shall waive his right to the portion of his Account which was not vested when he received his distribution.

                                  ARTICLE VIII

                              WITHDRAWALS AND LOANS

        8.01.   Withdrawals While Employed.

        In-service withdrawals shall be made upon 15 days' notice in the following order:

        (a) A Participant may withdraw all or any portion of his After-Tax Contribution Account. Such withdrawal shall come first from After-Tax Contributions made prior to January 1, 1987. Next, such withdrawal shall be allocated proportionately between the Participant's After-Tax Contributions made after December 31, 1986 and the investment earnings on such contributions. A Participant may then withdraw the investment earnings on his After-Tax Contributions made prior to January 1, 1987.

        (b) A Participant may withdraw any portion of his Rollover Contribution Account upon attainment of age 59 1/2 or in the event of a financial hardship as described below.

        (c) A Participant may withdraw his Salary Deferral Contribution Account for any reason after he has attained Age 59 1/2 and prior to Age 59 1/2 solely in the event of a financial hardship, and solely to the extent required to satisfy the hardship. The amount that may be distributed due to a hardship may include the amount necessary to pay income taxes or penalties resulting from the distribution. Such hardship must be an immediate and heavy financial need of the Participant where such Participant lacks other available resources. Expenses in connection with a death in a Participant's immediate family would constitute such an immediate and heavy financial need and the following conditions would automatically be deemed an immediate and heavy financial need:

                (i)     expenses for medical care as described under Code
Section 213(d) incurred by the Participant, his spouse or his dependents or expenses necessary to obtain such medical care;

                (ii) costs directly related to the purchase of a primary residence (excluding mortgage payments);

                (iii) payment of tuition, related educational fees, and room and board expenses for the next twelve months of post-secondary education for the Employee or his spouse, children or dependents;

                (iv) payment to prevent eviction of the Participant from a primary residence or foreclosure of mortgage on his primary residence; and

                (v) any other occurrence as authorized by the IRS through Regulations, Rulings, Notices and other documents of general applicability.

        A Participant must submit a written certification on the form prescribed by the Plan Administrator that the hardship distribution is necessary to satisfy an immediate and heavy financial need. The written certification must indicate that the need cannot reasonably be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the employee's assets, by cessation of Salary Deferral Contributions or After Tax Contributions (if applicable) under the Plan or by other distributions or nontaxable loans from plans maintained by the Employer or any other employer, or by borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need. The Employer must not have actual knowledge to the contrary that the need cannot reasonably be relieved as described above.

        A Participant may not withdraw any investment earnings included in his Salary Deferral Contribution Account which were accumulated after December 31, 1988.

        A Participant may not withdraw any portion of his Matching Employer Contribution Account or Discretionary Employer Contribution Account for any reason prior to his retirement or other termination of employment.

        In no event will any hardship withdrawal of Salary Deferral Contributions be granted until any applicable distributions and loans have been taken from this Plan and from all other qualified retirement plans of the Employer.

        8.02.   Loans.

        (a) Loans to Active Participants from their Accounts in amounts of not less than $500 shall be allowed upon 15 days' notice. No more than one Plan loan may be outstanding to each Participant at any time.

        (b) No Participant shall, under any circumstances, be entitled to loans in excess of the lesser of (i) 50% of his vested Account as of the Valuation Date coincident with or immediately preceding the date on which the loan is made, and (ii) $50,000 less the highest outstanding loan balance over the 12-month period immediately preceding the issuance of the loan. For purposes of this paragraph, all outstanding loans to a Participant under this Plan or any other qualified retirement plan of the Employer shall be aggregated.

        (c) Any loan to a Participant shall be evidenced by the Participant's promissory note and secured by the pledge of the Participant's Account in the Trust Fund and by the pledge of such further collateral as the Trustee deems necessary or desirable to assure repayment of the borrowed amount and all interest payable thereon in accordance with the terms of the loan.

        (d) Interest shall be charged at an annual rate equal to the prime interest rate in effect as of the date the loan is processed, plus one percent (1%). The rate may be revised from time to time, but no more frequently than quarterly. The Administrator shall have sole discretion in determining the interest rate, and its decision shall be final and binding. Principal repayments and interest payments shall be credited to the Account of the Participant to whom the loan was made.

        (e) Loans shall be for such term as the Participant elects, except that loans shall not be for a period in excess of five (5) years unless they are made for the purposes of purchasing the primary residence of the Participant. In no event shall a loan be for a period in excess of thirty (30) years or such longer period of time as established by the Administrator to be used on a uniform and nondiscriminatory basis.

        (f) Loans shall be repaid in approximately level installments made no less frequently than quarterly. The Plan Administrator may require that loans be repaid by payroll deduction or any other convenient manner. The manner and frequency of payment shall be determined by the Plan Administrator.

        (g) If not repaid in full, the unpaid portion of any outstanding loans (including interest thereon) shall be deducted at retirement, death, disability or other termination of employment from any benefit to which a Participant (or his beneficiary) is entitled under this Plan, and any other security pledge shall be sold as soon as is practicable after such default by the Trustee at private or public sale. The proceeds of such sale shall be applied first to pay the expenses of conducting the sale, including reasonable attorney's fees, and then to pay any sums due from the borrower to the Trust Fund, with such payment to be applied first to accrued interest and then to principal. The Participant shall remain liable for any deficiency, and any surplus remaining shall be paid to the Participant.

        (h) If a required periodic payment is not made within 90 days of the date it was due, this shall be deemed a default and foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

                                   ARTICLE IX

                                 ADMINISTRATION

        9.01.   Plan Administrator.

        The Plan shall be administered by the Employer in accordance with its provisions and for purposes of such Plan administration the Employer is hereby deemed to be Plan Administrator within the meaning of ERISA. All aspects of Plan administration shall be the responsibility of the Plan Administrator except those specifically delegated to the Trustees or other parties in accordance with provisions of the Plan or Trust Agreement.

        9.02.   Administrative Procedures.

        The Administrator shall have discretionary authority based on a reasonable interpretation of the Plan to determine the eligibility for benefits and the benefits payable under the Plan, and shall have discretionary authority to construe all terms of the Plan, including uncertain terms, to determine questions of fact and law arising under the Plan and make such rules as may be necessary for the administration of the Plan. Any determination by the Plan Administrator shall be given deference in the event it is subject to judicial review, and shall be overturned only if it is arbitrary and capricious or an abuse of discretion. The Administrator may require Participants to apply in writing for benefits hereunder and to furnish satisfactory evidence of their date of birth and such other information as may from time to time be deemed necessary.

        The Plan Administrator shall appoint the Trustees, Investment Managers, or any other professional advisors as the Administrator, in is sole discretion, deems necessary or appropriate.

        9.03.   Other Plan Administrator.

        Anything to the contrary notwithstanding, the Employer may appoint a committee or an individual or individuals, whether or not employed by the Employer, to carry out any of the duties of the Plan Administrator. Such duties may include, but are not limited to, determining the eligibility of any Employee for any benefits and the amount of such benefits under the Plan, maintaining custody of all documents and elections made by an Employee, directing the investment of any payment made by an Employer within any limits which may be imposed by the Employer, and retaining suitable agents and advisors. Any committee or individual shall be considered an agent of the Employer with respect to the Plan and shall be indemnified by the Employer against any and all claims, losses, damages, expenses and liabilities arising from any action or failure to act, except when the same is determined to be due to the gross negligence or willful misconduct of such individual or a member of a committee.

        9.04.   Special Administrative Matters.

        In the event of any error in the administration of the Plan that would be correctable under the Administrative Policy Regarding Self-Correction, or any successor program thereto, the Employer may take such action as may be necessary to correct the error and retain the tax-qualified status of the Plan. If such action involves the addition of assets to the Plan, such assets shall be allocated in such manner as is necessary to correct the error.

        9.05.   Claims Procedures.

        (a) If any claim of a Participant or Beneficiary (hereinafter referred to as "Claimant") is partially or totally denied, the Plan Administrator shall advise the Claimant in writing of the method of computation of his benefit, if any, and the specific reason for the denial. This written notice will be provided to the Claimant within a reasonable period of time (generally within 90 days) after the Administrator's receipt of the claim. The Administrator shall also furnish the Claimant at that time with:

                (i)     a specific reference to pertinent Plan provisions,

                (ii) a description of any additional material or information necessary for the Claimant to perfect his claim, if possible, and an explanation of why such material or information is needed, and

                (iii)   an explanation of the Plan's claim review procedure.

        If a notice of denial of the claim, or a request for additional time to process the claim due to special circumstances, is not furnished to the Claimant within the 90-day period, the claim shall be deemed denied. The Claimant may then proceed to the review stage described in the following paragraphs.

        (b) The Claimant shall, if he desires further review, file a written request for reconsideration with the Administrator. This written request must be filed no later than 60 days after receipt of the information stated in (a) above.

        (c) So long as the Claimant's request for review is pending (including the 60 day period in (b) above), the Claimant or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Administrator.

        (d) A final and binding decision shall be made by the Administrator within 60 days of the filing by the Claimant of his request for reconsideration, provided, however, that if the Administrator, in its discretion, determines that a hearing with the Claimant or his representative present is necessary or desirable, this period shall be extended an additional 60 days.

        (e) The Administrator's decision shall be conveyed to the Claimant in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent Plan provisions on which the decision is based.

        9.06.   Expenses.

        Expenses of the Plan shall be paid from the Trust Fund unless the Employer elects to pay such expenses. Notwithstanding the foregoing, (i) the per-Participant quarterly administrative fee charged by the Plan's outside recordkeeper, to the extent attributable to Active Participants and Inactive Participants, shall be paid by the Employer, and to the extent attributable to Terminated

Vested Participants shall be paid by the Trust Fund and charged against the Accounts of such Participants; and (ii) any loan fees shall be paid by the Trust Fund and charged against the respective Accounts to which such fees relate.

                                   ARTICLE X

                       AMENDMENT, TERMINATION AND MERGERS

        10.01.  Amendment.

        The provisions of this Plan may be amended at any time and from time to time by the Employer, provided, however, that:

        (a) no amendment shall increase the duties or liabilities of the Plan Administrator or of the Trustee without the consent of such party;

        (b) no amendment shall deprive any Participant or beneficiary of a deceased Participant of any of the benefits to which he is entitled under this Plan with respect to contributions previously made, nor shall any amendment decrease the balance in any Participant's Account. For purposes of this paragraph, a plan amendment which has the effect of decreasing the balance of a Participant's Account or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit;

        (c) no amendment shall provide for the use of funds or assets held to provide benefits under this Plan other than for the benefit of Employees and their beneficiaries or provide that funds may revert to the Employer except as permitted by law; and

        (d) no amendment may change the vesting schedule with respect to any Participant, unless each Participant with three or more Years of Service is permitted to elect to have the vesting schedule which was in effect before the amendment used to determine his vested benefit. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

                (1)     60 days after the amendment is adopted;

                (2)     60 days after the amendment becomes effective; or

                (3) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

        In the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his Employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment.

        Each amendment shall be approved by the Board of Directors by resolution and shall be filed with the Trustee.

        10.02.  Plan Termination.

        (a) Right Reserved. While it is the Employer's intention to continue the Plan indefinitely the right is, nevertheless, reserved to terminate the Plan in whole or in part. Termination or partial termination of the Plan shall result in full and immediate vesting of each affected Participant in his entire Account, and there shall not thereafter be any forfeitures with respect to any Participant for any reason. Notwithstanding any other provision of this Plan, complete or partial termination of the Plan shall not be conditioned solely upon any resolution or other action of the Company, the Board of Directors or any other party.

        (b) Effect on Retired Persons, etc. Termination of the Plan shall have no effect upon payment of benefits due to former Participants, their beneficiaries and their estates. The Trustee shall retain sufficient assets to complete any such payments due and shall have the right, upon direction by the Employer, to make such payments as of the effective date of the Plan termination.

        (c) Effect on Remaining Participants, etc. The Employer shall instruct the Trustees either (i) to continue to manage and administer the assets of the Trust for the benefit of the Participants and their beneficiaries pursuant to the terms and provisions of the Trust Agreement, or (ii) to pay over to each Participant (and vested former Participant) the value of his vested account, and thereupon to dissolve the Trust.

        Upon termination of this Plan, if the Employer or any Affiliated Organization does not maintain a successor plan, the Participant's Account may, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains a successor plan then the Participant's Account will be transferred, without the Participant's consent, to the other plan. For purposes of this Section 10.02(c), a successor plan is any other defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code or a simplified employee pension as defined in Section 408(k) of the Code) maintained by the Employer or any Affiliated Organization unless fewer than two percent of the Active Participants as of the time of the Plan's termination are or were eligible under such defined contribution plan at any time during the 24-month period beginning 12 months before the time of the termination.

        10.03.  Permanent Discontinuance of Employer Contributions.

               While it is the Employer's intention to make substantial and recurrent contributions to the Trust Fund pursuant to the provisions of this Plan, the right is, nevertheless, reserved at any time permanently to discontinue Employer contributions. Such permanent discontinuance shall be established by resolution of the Board of Directors and shall have the effect of a termination of the Plan, except that the Trustee shall not have authority to dissolve the Trust Fund except upon adoption of a further resolution by the Board of Directors to the effect that the Plan is terminated and upon receipt from the Employer of instructions to dissolve the Trust Fund pursuant to Section 10.02(c) hereof.

        10.04.  Suspension of Employer Contributions.

        The Employer shall have the right at any time, and from time to time, to suspend Employer contributions to the Trust Fund pursuant to this Plan. Such suspension shall have no effect on the operation of the Plan unless the Board of Directors determines by resolution that such suspension shall be permanent. A permanent discontinuance of contributions will be deemed to have occurred as of the date of such resolution or such earlier date as is therein specified.

        10.05.  Mergers and Consolidations of Plans.

        In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant shall have a benefit in the surviving or transferee plan (determined as if such plan were then terminated immediately after such merger, etc.) that is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, etc. in the Plan in which he was then a Participant (had such Plan been terminated at that time). For the purposes hereof, former Participants and beneficiaries shall be considered Participants.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

        11.01.  Non-Alienation of Benefits.

        None of the payments, benefits or rights of any Participant or beneficiary shall be subject to any claim of any creditor, and in particular, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Participant or beneficiary. Notwithstanding the foregoing, the Plan Administrator shall assign or recognize an alternate payee with respect to all or a portion of a Participant's benefit, as may be required in accordance with a Qualified Domestic Relations Order, as such term is defined and as such action by the Plan Administrator may be required under Section 414 of the Code and regulations issued pursuant thereto. The Administrator shall develop such guidelines and procedures as it deems appropriate to determine, in accordance with Section 414 of the Code, and regulations issued pursuant thereto, whether, and in what manner, to comply with any document it receives which is intended to be a Qualified Domestic Relations Order. No Participant or beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he may expect to receive, contingently or otherwise, under this Plan, except the right to designate a beneficiary or beneficiaries as hereinbefore provided.

        The first sentence of this Section 11.01 shall not apply to the offset of a Participant's benefits hereunder against an amount that the Participant is required to pay to the Plan; if

                (a)     the order or requirement to pay arises:

                        (i) under a judgment of conviction for a crime involving such plan;

                        (ii) under a civil judgment (including a consent order or decree) entered by a Court in an action brought in connection with a violation (or alleged violation) of Part 4 of Title I of ERISA;

                        (iii) pursuant to a settlement agreement between the Secretary of Labor and the participant, or a settlement between the PBGC (and the participant, in connection with a violation (or alleged violation) of Part 4 of Title I of ERISA by a fiduciary, or any other persons; or

                        (iv) the judgment, order, decree or settlement agreement expressly provides for the offset of all or a part of the amount ordered or required to be paid to the Plan against a participant's benefits hereunder; and

                (b) if the Participant has a spouse at the time at which the offset is to be made:

                        (i) Either such spouse has consented in writing to such offset and such consent is witnessed by a notary public or a representative of the Plan (or it is established to the satisfaction of the Plan representative that such consent may not be obtained by reason of circumstance described in Code ss.417(a)(2)(B)); or

                        (ii) such spouse is ordered or required in such judgment, order, decree or settlement to pay an amount to the plan in connection with a violation of Part 4 of Title I or ERISA.

        11.02.  No Contract of Employment.

        Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant or Employee, or any person whomsoever, the right to be retained in the service of the Employer, and all Participants and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

        11.03.  Severability of Provisions.

        If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

        11.04.  Heirs, Assigns and Personal Representatives.


        This Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and beneficiary, present and future.

        11.05.  Headings and Captions.

        The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

        11.06.  Gender and Number.

        Except where otherwise clearly indicated by context, the masculine and the neuter shall include the feminine and the neuter, the singular shall include the plural, and vice-versa.

        11.07.  Funding Policy.

        The Plan Administrator, in consultation with the Employer, shall establish and communicate to the Trustees a funding policy consistent with the objectives of this Plan and of the corresponding Trust. Such policy shall reflect due regard for the emerging liquidity needs of the Trust. Such funding policy shall also state the general investment objectives of the Trust and the philosophy upon which maintenance of the Plan is based.

        11.08.  Title to Assets.

        No Participant or beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Participant out of the assets of the Trust Fund. All payments of benefits as provided for in this Plan shall be made from the assets of the Trust Fund, and neither the Employer nor any other person shall be liable therefor in any manner.

        11.09.  Payment to Minors, etc.

        Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Trustees, the Plan Administrator, the Employer and all other parties with respect thereto.

        11.10.  Military Service.

        Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. Loan repayments will be suspended under the Plan as permitted by Section 414(u)(4) of the Code.

        11.11.  Forms.

        Notwithstanding any provision in the Plan to the contrary, salary reduction agreements, cancellations or amendments thereto, loans, investment elections, and any other elections by a Participant may, to the extent not otherwise prohibited by law, be accomplished by electronic or telephonic means pursuant to procedures and systems approved by the Plan Administrator.

        11.12.  Situs.

        This Plan shall, to the extent not preempted by ERISA or other Federal law, be construed according to the laws of the state where the principal office of the Company is domiciled (without regard to its conflict of laws principles unless the context requires otherwise), where such state statutes may be applicable to an employee benefit plan.

                                  ARTICLE XII

                              TOP-HEAVY PROVISIONS

        12.01.  Top-Heavy Plan.

        For any Plan Year commencing in 1984 or thereafter, the Plan shall be a Top-Heavy Plan, as such term is defined under Section 416 of the Internal Revenue Code, if the Value of Accumulated Benefits for Key Employees under all Aggregated Plans exceeds 60% of the Value of Accumulated Benefits for all Group Participants under all Aggregated Plans, determined as of the Determination Date immediately preceding such Plan Year. If the Plan is a Top-Heavy Plan for a Plan Year and, as of the Determination Date immediately preceding such Plan Year, the Value of Accumulated Benefits for Key Employees under all Aggregated Plans exceeds 90% of the Value of Accumulated Benefits for all Group Participants under all Aggregated Plans, then the Plan shall be a Super Top-Heavy Plan for such Plan Year. For such purposes, the terms "Key Employees" and "Group Participants" shall include all persons who are or were Key Employees or Group Participants during the Plan Year ending on such Determination Date or during any of the four (4) immediately preceding Plan Years.

        The value of Accounts and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in
Section 416 of the Code for the first and second plan years of a defined benefit plan. The Accounts and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of Accounts and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

        The accrued benefit of a participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411
(b)(1)(c) of the Code.

        For purposes of this Article, the following definitions shall apply in addition to those set forth in Article I:

        "Affiliated Employer Group" shall mean the Employer and each other employer which must be aggregated with the Employer for purposes of Section 414(b), 414(c) or 414(m) of the Code.

        "Aggregated Plans" shall mean (i) all plans of the Employer or an Affiliated Employer Group which are required to be aggregated with the Plan, and
(ii) all plans of the Employer or an

Affiliated Employer Group which are permitted to be aggregated with the Plan and which the Plan Administrator elects to aggregate with the Plan, for purposes of determining whether the Plan is a Top-Heavy Plan. A plan shall be required to be aggregated with the Plan if such plan includes as a participant a Key Employee (and the beneficiary of such employee) or if such plan enables any plan of the Employer or of a member of the Affiliated Employer Group in which a Key Employee participates to qualify under Section 401(a)(4) or Section 410 of the Code. A plan of the Employer or the Affiliated Employer Group shall be permitted to be aggregated with the Plan if such plan satisfies the requirements of Sections 401(a)(4) and 410 of the Code, when considered together with the Plan and all plans which are required to be aggregated with the Plan. No plan shall be aggregated with the Plan unless it is a qualified plan under Section 401 of the Code. The required aggregation group shall include plans terminated within the five year period ending on the Determination Date.

        "Annual compensation" shall mean compensation as defined in Section 415(c)(3) of the Code but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code.

        "Determination Date" shall mean the date as of which it is determined whether a plan is a Top-Heavy Plan or Super Top-Heavy Plan for the Plan Year immediately following such Determination Date. The Determination Date for the Plan shall be:

        (a) in the case of a defined benefit plan, the date as of which the actuarial valuation of the Plan, as used for determination of minimum funding standards under Section 412 of the Code, is performed; and

        (b) in the case of a defined contribution plan, the last day of the Plan Year.

        "Group Participant" shall mean anyone who is or was a participant in any plan included in the Aggregated Plans during the Plan Year which includes the Determination Date or any of the four (4) immediately preceding Plan Years, and who received compensation from an Employer during the five (5) year period ending on the Determination Date. Any beneficiary of a Group Participant who has received, or is expected to receive, a benefit from a plan included in the Aggregated Plans shall be considered a Group Participant solely for purposes of determining whether the Plan is a Top-Heavy Plan or Super Top-Heavy Plan.

        "Key Employee" shall mean any employee or former employee of the Employer or of an Affiliated Employer Group who during the Plan Year which includes the Determination Date, or during any of the four (4) Plan Years immediately preceding such Plan Year, was:

        (a) an officer of the Employer whose compensation is at least $45,000 (or such higher amount as is permitted in accordance with the Code); or

        (b)     a five percent (5%) owner of the Employer; or

        (c) a one percent (1%) owner of the Employer whose total annual compensation from the Affiliated Employer Group exceeds $150,000; or

        (d) an employee whose compensation equals or exceeds $30,000 (or such higher amount as may be defined under Section 415(c)(1)(A) of the Code), and whose ownership interest in the Affiliated Employer Group is among the ten largest.

        In no event shall a partner of an unincorporated employer be considered an officer under paragraph (a) above. Further, the number of officers counted under (a) above as of any Determination Date shall not exceed the lesser of:

                        (1) the greater of (i) ten percent (10%) of the total number of employees of the Affiliated Employer Group, and (ii) three (3); and

                        (2)     fifty (50).

        If the application of the preceding paragraph results in a reduction in the number of officers to be included as Key Employees, then individuals who are officers shall be eliminated from the group of Key Employees beginning with the individual who had the lowest one-year compensation in the five (5) year period including the Plan Year which includes the Determination Date, and the four (4) immediately preceding Plan Years, and eliminating each individual with the next higher one-year compensation in such period, until the maximum number of officers remain in the Key Employee group.

        In addition, the beneficiary of a Key Employee shall be deemed to be a Key Employee.

        "Non-Key Employee" shall mean an Employee who is not a Key Employee. An Employee who was a Key Employee in a previous Plan Year but who is no longer a Key Employee in the current Plan Year shall not be considered a Non-Key Employee for the current Plan Year.

        "Value of Accumulated Benefits" shall mean

        (a) in the case of a Group Participant or beneficiary covered under a defined benefit plan, the sum of

                        (i) the present value of the accrued pension benefit (as such term is defined under the applicable plan) of the Group Participant or beneficiary determined as of the Determination Date using reasonable actuarial assumptions as to interest and mortality, and taking into account any non-proportional subsidies in accordance with regulations issued by the Secretary of the Treasury; plus

                        (ii) the sum of any amounts distributed to the Group Participant and his beneficiary during the plan year ending on the Determination Date and during the four (4) immediately preceding plan years.

        (b) in the case of a Group Participant or beneficiary covered under a defined contribution plan, the sum of the accounts of the Group Participant or beneficiary under the plan as of the plan's Determination Date derived from:

                        (1) employee contributions credited to such accounts and investment earnings thereon; and

                        (2) employer contributions credited to such accounts and investment earnings thereon; and

                        (3)     rollover contributions made prior to
January 1, 1984, and investment earnings thereon; and

                        (4) any contributions which would have been credited to such accounts on or before the Determination Date, but which were waived as provided under the Code and resulted in a funding deficiency; and

                        (5) any amount distributed from the accounts described in (1) through (4) above during the Plan Year ending on the Determination Date, and the four (4) immediately preceding Plan Years.

        If the Plan is determined to be a Top-Heavy Plan or Super Top-Heavy Plan as of any Determination Date, then it shall be subject to the rules set forth in the remainder of this Article for the Plan Year next following such Determination Date. If, as of a subsequent Determination Date, the Plan is determined to no longer be a Top-Heavy Plan or Super Top-Heavy Plan, then the rules set forth in the remainder of this Article shall no longer apply, except where expressly indicated otherwise. Notwithstanding the foregoing, if the Plan changes from being a Super Top-Heavy Plan to a Top-Heavy Plan, the rules applicable to a Top-Heavy Plan shall apply.

        "Year of Super Top-Heavy Service" shall mean a Year of Service of a Participant which commenced in a Plan Year during which the Plan was a Super Top-Heavy Plan.

        "Year of Top-Heavy Service" shall mean a Year of Service of a Participant which commenced in a Plan Year during which the Plan was a Top-Heavy Plan.

        12.02.  Minimum Contributions or Benefits.

        For any Plan Year in which the Plan is a Top-Heavy Plan the minimum rate of contributions and forfeitures allocated to the account of any Participant shall be the lesser of:

        (i) The highest rate of employer contributions and forfeitures (determined as a percentage of compensation as defined under Section 415 of the Code) allocated to the account of any Key Employee; and

        (ii)    3% of such compensation.

        Notwithstanding the above paragraph, if a Participant is also a participant in another defined contribution plan of the Affiliated Employer Group, all or a portion of the allocation described above may be provided under such other plan and the allocation provided under this Plan shall be eliminated or reduced accordingly. If the Employee is a Participant in one or more defined benefit plans of the Affiliated Employer Group, all or a portion of the minimum required benefits or allocations under Section 416 of the Code may be provided under such plans as set forth in regulations issued by the Secretary of the Treasury, and the minimum allocation provided in the preceding paragraph shall be eliminated or reduced accordingly. Employer contributions resulting from a salary reduction election by an Employee shall not be counted toward meeting the minimum required allocations under this Section. Matching Employer Contributions may be used to satisfy the minimum required allocations under this Section, if such contributions are not counted under the ACP test described in Section 3.06.

        Participants who are Non-Key Employees and who are not separated from service as of the last day of the Plan Year, and who have (1) failed to complete 1000 Hours of Service (or the equivalent), (2) declined to make mandatory contributions to the Plan, or (3) been excluded from the Plan because such individual's compensation is less than a stated amount, are considered Participants solely for purposes of this Section.

        The minimum allocation required to the extent required to be nonforfeitable under Section 416(b) may not be forfeited under Section 411(a)(3)(B) or 411(a)(3)(D).

        12.03.  Adjustment to Maximum Benefits.

        For Plan Years commencing prior to January 1, 2000, if the Plan is a Top-Heavy Plan for any Plan Year, then the maximum benefit which can be provided under Section 3.13 shall be determined by substituting " 1.00" for "1.25" in the applicable fractions. However, if the Plan is not a Super Top-Heavy Plan for such Plan Year, then the preceding sentence shall not apply provided that "4%" (or such higher rate as is required by Internal Revenue Service Regulations) is substituted for "3%" in the first paragraph of Section 12.02.

        12.04.  Minimum Vesting.

        If the Plan is determined to be a Top-Heavy Plan for any Plan Year, then an Active Participant's vested interest in his Account determined as of the first day of such Plan Year, and determined as of any future date while the Plan continues to be a Top-Heavy Plan, shall be no less than as determined under the following Table:

               Years of Service                    Vesting Percentage
               ----------------                    ------------------
               Less than 2 years                        None
               2 but less than 3                        20%
               3 but less than 4                        40%
               4 but less than 5                        60%
               5 but less than 6                        80%
               6 years or more                          100%


        If the Plan subsequently is determined no longer to be a Top-Heavy Plan, then the above minimum vesting schedule shall not apply to any portion of a Participant's Account which is accrued after the first day of the first Plan Year in which the Plan is no longer a Top-Heavy Plan, provided that the Account for any Participant with three (3) or more Years of Service as the first date as of which the Plan is no longer a Top-Heavy Plan shall continue to be vested in accordance with a schedule not less than the minimum vesting schedule applicable during the period that the Plan was a Top-Heavy Plan.

        The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to employee contributions, including benefits accrued before the effective date of Section 416 and benefits accrued before the Plan became top-heavy.

        12.05.  Discontinuance of Article.

        In the event that the provisions of this Article are no longer required to qualify the Plan under the Code, then this Article XII shall thereupon be void without the necessity of further amendment of the Plan.

        IN WITNESS WHEREOF, and as evidence of the adoption of the foregoing, the Company has caused this instrument to be executed by a duly authorized officer as of this 16th day of February, 2001.



                                    HANOVER DIRECT, INC.



                                    By:    /s/ Edward M. Lambert     02-16-2002

                                           Title:  EVP/COO

                                   SCHEDULE A

                                 EFFECTIVE DATES

The provisions of this amended and restated Plan are effective July 1, 1999, except as otherwise provided in the Plan or below:

1.      The following provision is effective December 12, 1994:

        a.      Section 11.10 (military service).

2.      The following provision is effective January 1, 1996:

        a.      Section 5.04 (required minimum distributions).

3.      The following provisions are effective January 1, 1997:

        a. Section 1.07 (elimination of family attribution rules from Compensation definition).

        b.      Section 1.14 (definition of leased employee).

        c.      Section 1.19 (definition of Highly-Paid Employee).

        d.      Sections 3.06-3.09 (non-discrimination testing).

4.      The following provision is effective January 1, 2000:

        a.      Section 3.12(d) (direct rollovers).

5.      The following provision is effective January 1, 2001:

        a. Section 1.07 (Compensation definition modified to include amounts described in Section 132(f) of the Code).

                   HANOVER DIRECT SAVINGS AND RETIREMENT PLAN

                         APPENDIX A: ADOPTING EMPLOYERS

1. The Company's subsidiary, Gump's Holdings, Inc., adopts this Plan as a participating Employer effective July 12, 1993. For purposes of determining Hours of Service and Years of Service, an Employee shall be credited with all service commencing July 12, 1993.

2. The Company's subsidiary, Gump's, Inc., adopts this Plan as a participating Employer effective July 12, 1993. For purposes of determining Hours of Service and Years of Service, an Employee shall be credited with all service commencing July 12, 1993.

3. The Company's subsidiary, Gumps By Mail, Inc., adopts this Plan as a participating Employer effective July 12, 1993. For purposes of determining Hours of Service and Years of Service, an Employee shall be credited with all service commencing July 12, 1993.

4. The Company's subsidiary, Tweeds Inc., adopts this Plan as a participating Employer effective January 1, 1994. For purposes of determining Hours of Service and Years of Service, an Employee shall be credited with all service with Tweeds Inc. rendered prior to the date of its acquisition by the Company.

5. The Company's subsidiary, The Company Manufacturing, Inc., which has succeeded to the business formerly carried on by The Company Store, adopts this Plan as a participating Employer effective January 1, 1994. For purposes of determining Hours of Service and Years of Service, an Employee shall be credited with all service with The Company Store rendered prior to the date of its acquisition by the Company.

                        APPENDIX B: SPECIAL VESTING RULES

                       FOR EMPLOYEES OF LWI HOLDINGS, INC.

        Notwithstanding anything to the contrary contained in Section 7.01 of the Plan, the vested percentage of each Participant who is a "Continuing Employee" (as such term is defined in Section 3.12(a) of the Asset Purchase Agreement among the Company, LWI Holdings, Inc., HSN LP, HSN Improvements, LLC and HSN Catalogue Services, Inc., dated as of June 13, 2001, as amended (the "Asset Purchase Agreement")) in such Participant's Matching Employer Contribution Account and Discretionary Employer Contribution Account under this Plan shall be 100%, effective as of the "Closing Date" (as such term is defined in Section 1.4 of the Asset Purchase Agreement).